American General Series Portfolio Company Supplement to
  Prospectus Dated October 1,
                    1999
          Date of this Supplement:  April 26, 2000

International Government Bond Fund
(pages 14 and 15)

VALIC, as investment adviser to the International Government Bond Fund, relies, in part, on the Salomon Brothers Non-U.S. Dollar World Government Bond Index (the "Index") to choose the countries in which the Fund may invest. Salomon Brothers announced that effective April 1, 2000, the minimum credit rule for including government bonds in the Index will be lowered to include bonds rated BBB- by Standard & Poor's Rating Group or Baa3 by Moody's Investors Service, Inc. In addition, it was announced that effective July 1, 2000, Greece will be included as one of the designated countries tracked by the Index. Therefore, any references on pages 14 and 15 of the prospectus to "high quality debt securities" shall be changed to "investment grade debt securities" per the Board of Directors of the Fund:

Investment Objective
Seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

Investment Strategy
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities.

In the second sentence of Investment Strategy, add Greece to the list of countries tracked by the Index.

Chart of Fund Investments and Percent of Fund's Assets
For the 65% and 35% categories, change high quality to investment grade.

All Funds

The  "Investment Objective" section included in  the "Fact
Sheet" should reflect that the investment objective may be
changed  by  the Board   of   Directors  without
shareholder approval.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate
accounts  assets other   than  cash  for  redemption
amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

The  Series Company relies upon an exemptive order  from
the  SEC which  permits  VALIC, subject to certain
conditions, to select new sub-advisers   or  replace
existing   subadvisers without first obtaining shareholder
approval  for  the  change.   The  Board  of Directors,
including  a  majority  of the  "independent" Directors,
must  approve  each new  sub-advisory  agreement.   This
allows VALIC to act more quickly to change subadvisers when it determines that a change is beneficial to shareholders by avoiding the delay of calling and
holding  shareholder meetings   to  approve  each   change.
In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of the hiring of a new sub-adviser. VALIC is
responsible   for   selecting,   monitoring, evaluating and
allocating assets to the Subadvisers   and  oversees  the
Sub-advisers' compliance   with   the   relevant    Fund's
investment    objective,    policies  and  restrictions.

Delete the third and fourth paragraphs on page 35 under "Investment Adviser." Add Capital Conservation Fund, Asset Allocation Fund, and Government Securities Fund to the list of funds in the first sentence of the fifth paragraph.

Social Awareness Fund

The  following replaces the second paragraph of
the   section   entitled   "Investment
Objective" in the Fund's "Fact Sheet."

     The Fund does not invest in companies that are significantly engaged in:
               *  the
        production of
        nuclear energy;
               *  the
        manufacture of military
        weapons or delivery
        systems;
               * the
        manufacture of
        alcoholic
                                         beverages or
        tobacco products;
               *  the
        operation of gambling
        casinos; or
               *  business practices or
        the production of products that
        significantly pollute the
        environment.

   This supplement supersedes all
   previous supplements.

VA 9017-C